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                                                                   EXHIBIT 10.32

October 6 2000

Mr. Wayne Rich
Product Resource & Development, Inc.
P.O. Box 3828
Albany, GA 31706

Dear Wayne:

         This letter reflects the agreement (the "Amendment") between Variflex, Inc. ("Variflex"), Product Resource and Development, Inc. ("PR&D") and Rolland Wayne Rich ("Rich") with respect to sales by Variflex of certain trampoline related products as described herein.

         This Amendment supplements and modifies the terms of the Exclusive License Agreement dated December 1, 1998, among Variflex, PR&D and Rich (the "Original License Agreement"). Except as expressly modified herein, the Original License Agreement shall remain in full force and effect. Capitalized terms used, but not defined, herein shall have the meanings assigned to them in the Original License Agreement.

         For and in consideration of the mutual covenants set forth herein and in the Original License Agreement, the parties hereto agree as follows:

1.   K-Mart Sales.
     ------------

         (a) The parties acknowledge that Variflex has sold 20,020 "Trampoline Package Units" (defined below) to K-Mart ("First 20,020 Unit K-Mart Sales") as a result in part of sales efforts made by Rich and PR&D. The parties agree that in lieu of all sales commissions which may be due to PR&D and/or Rich under the Original License Agreement with respect to the First 20,020 Unit K-Mart Sales, Variflex will pay to PR&D Four Hundred and Eighty Thousand Four Hundred and Eighty Dollars ($480,480.00). For these purposes a "Trampoline Package Unit" shall mean a package which includes (a) a thirteen foot trampoline or any other Trampoline Product, (b) a trampoline enclosure, cage or a product having functionality substantially similar to an enclosure (an "Enclosure") and (c) a trampoline-related platform or a product having functionality substantially similar to a platform (a "Platform"). No other commissions, royalties or other sums will be payable by Variflex to PR&D and/or Rich on account of the First 20,020 Unit K-Mart Sales either under the Original License Agreement or otherwise, except that the consideration referred to in Section 5.01(e) of the Original License Agreement remains applicable to the Trampoline Products included within the First 20,020 Unit K-Mart Sales.

         (b) With respect to sales of Trampoline Package Units or any one or more of the three components thereof to K-Mart in addition to the First 20,020 Unit K-Mart Sales ("Additional K-Mart Sales"), no sales commissions shall be payable by Variflex to PR&D and/or Rich under the Original License Agreement or otherwise; provided, however, that such Additional K-Mart Sales will be subject to the royalty payments referred to below.

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2. Royalties. The parties acknowledge that this Amendment is being entered into
   --------
and PR&D and Rich are being paid as if the Enclosures and Platforms are "Accessory Products" for purposes of the Original License Agreement (but without any mutual agreement to that effect), provided that (a) the royalties for sales of Platforms shall be ten percent (10%) of the Net Sales Price of each Platform sold by Variflex after January 1, 2000; (b) the royalties for sales of Enclosures shall be five percent (5%) of the Net Sales Price of each Enclosure sold by Variflex after January 1, 2000; (c) all licenses granted with respect to the Enclosures and Platforms shall be non-exclusive; and (d) PR&D and Rich shall have no obligation to file for patent protection with respect to any such products or to take other measures to protect any intellectual property rights therein. If any trampolines, Enclosures or Platforms are sold as a part of a package, then the royalties shall be calculated based on an allocation of the Net Sales Price of the package to the elements thereof as follows:

          ------------------------------------------------------
                    Product                  Allocation of
                                            Net Sales Price
          ------------------------------------------------------
                   Trampoline                     55%
          ------------------------------------------------------
                   Enclosure                      34%
          ------------------------------------------------------
                    Platform                      11%
          ------------------------------------------------------

          ------------------------------------------------------
                   Trampoline                     62%
          ------------------------------------------------------
                   Enclosure                      38%
          ------------------------------------------------------

          ------------------------------------------------------
                   Trampoline                     83%
          ------------------------------------------------------
                    Platform                      17%
          ------------------------------------------------------

          ------------------------------------------------------
                    Platform                      24%
          ------------------------------------------------------
                   Enclosure                      76%
          ------------------------------------------------------


The royalties described in this Section 2 shall be in addition to the royalties for all Trampoline Products sold and the trampoline portion of each Trampoline Package Unit sold, as provided in the Original License Agreement, provided that the parties agree that (i) for the Trampoline Package Units sold to K-Mart, the Net Sales Price of the trampoline component is to be treated as being less than $150 and (ii) the calculation of the Net Sales Price of the trampoline component of all other Trampoline Package Units sold shall be based on the allocations set forth above.

1. Payment of Commissions and Royalties. Variflex hereby represents and warrants
   ------------------------------------
to PR&D and Rich that the total number of Trampoline Package Units, Platforms and Enclosures sold from January 1, 2000 through August 31, 2000 are as follows:
(a) 20,020 Trampoline Package Units to K-Mart, (b) 1,382 Enclosures and (c) no Platforms. No other Trampoline Package Units, Platforms, Enclosures or combinations thereof have been sold during that period. For purposes of this Amendment only, the parties have agreed that the royalties on such sold Enclosures shall be based on the gross sales price, rather than the Net Sales Price, for such Enclosures and that the aggregate gross sales price, and the royalties thereon, are $137,721 and $6,886.05, respectively. The parties acknowledge that 50% of such royalties owed have been applied pursuant to
Section 5.01(a) of the Original License Agreement and, therefore, the net royalties owed to PR&D and

Rich for such sales is $3,443.03. Variflex hereby tenders to PR&D, with this executed copy of this Amendment, the aggregate sum of $483,923.03, constituting
(a) Four Hundred and Eighty Thousand Four Hundred and Eighty Dollars ($480,480.00) plus (b) $3,443.03 for the net royalties due on the Enclosure sales. Such amount shall be paid as a condition to the effectiveness of this Amendment, via wire transfer to:

                                The Banker's Bank
                               Routing #061003415
                       Forward to: People's Community Bank
                            701 N. Westover Boulevard
                                Albany, GA 31707
                                  912-483-0155
                To the account of: Wayne Rich, Acct. #2255002319

Hereafter, Variflex shall make all additional payments hereunder to PR&D, or its designee, at the times and in the manner set forth in the Original License Agreement. As set forth in Section 5.01(a) of the Original License Agreement, 50% of all royalties referred to in this Amendment are subject to offset for purposes of the credit referred to in Section 5.01(a).

1. Termination of Amendment. PR&D may terminate the licenses to the Enclosures
   ------------------------
and Platforms if Variflex is in breach of its obligations under this Amendment and fails to cure such breach within thirty (30) days after Variflex receives written notice thereof from PR&D or Rich. Except as expressly herein modified, the Original License Agreement is hereby ratified and confirmed in its entirety, and remains unmodified and in full force and effect. If there is any inconsistency between this Amendment and the Original License Agreement, this Amendment shall control.

2. Assignment to Rich. The parties acknowledge that PR&D hereby assigns to Rich
   ------------------
all of the rights of PR&D to receive future payments of any sort hereunder. All payments due to PR&D or Rich hereunder shall be made payable to Rich and delivered to Rich at the address set forth below its signature hereto.

3. Entire Agreement. This Amendment and the Original License Agreement
   ----------------
constitute the entire agreement and understanding of all of the parties hereto with respect to the subject matter of this Amendment, and any and all other agreements, understandings and commitments, if any, entered into or made prior to the date of this Agreement, whether written or oral, between or by one or more of the parties hereto concerning the subject matter of this Amendment, are hereby superseded in their entirety. Except for this Amendment and the Original License Agreement, there are no other agreements or commitments, whether written or oral, in existence between PR&D and/or Rich, on the one hand, and Variflex, on the other hand.

4. Counterparts; Condition to Effectiveness. This Amendment may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one agreement, but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. This Amendment shall not become effective unless and until Rich has received the amounts to be paid pursuant to Section 3 above.

Agreed to and Accepted:

Variflex, Inc.

By:  /s/ Raymond H. Losi II
   ------------------------
Title: Chief Executive Officer
      ------------------------
Address: 5152 N. Commerce Avenue
         -----------------------
         Moorpark, CA 93021
---------------------------

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Product Resource & Development, Inc.

By:  /s/ Wayne Rich
   ----------------
Title: President
       ---------
Address: P.O. Box 3828
         -------------
         Albany, GA 31708
-------------------------

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Rolland Wayne Rich

By:  /s/ Wayne Rich
   ----------------
Title:
      ------------------------------
Address: P.O. Box 3828
         -------------
         Albany, GA 31708
-------------------------

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